SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2017 (November 10, 2017)

(Exact Name of Registrant as Specified in Charter)

Delaware	333-29295	30-0957912
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6401 E. Thomas Road, #106
Scottsdale, Arizona 85251
 (Address of principal executive offices)

480-947-0001
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

AMMO, INC.
Form 8-K
Current Report

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Appointment to Board

On November 10, 2017, Kathy Hanrahan was appointed as a member to the Board of Directors of the Corporation.  On November 13, 2017, Ms. Hanrahan accepted the appointment.

The biography for Ms. Hanrahan is set forth below:

Kathy Hanrahan, 54
Kathleen has vast experience in both the public sector as well as in the law enforcement market.  For nearly 15 years, Ms. Hanrahan held a number of key executive positions at TASER International, Inc., now Axon Enterprise, Inc. (NASDAQ: AAXN), culminating as Chief Executive Officer of TASER Foundation.  She was Chief Financial Officer during the company’s IPO in 2001 and became Chief Operations Officer in 2003, and then president and chief operating officer in 2006.  Her last position at TASER was as Chief Executive Officer and, concurrently, as co-chairperson for the TASER Foundation for Fallen Officers.  Over the course of her career, Ms. Hanrahan has held several director positions for a number of corporations in both the profit and non-profit sectors, and currently serves on the SentrySix Defense Group board.
Ms. Hanrahan is currently a private management consultant for her company, New Horizons Management Consulting, and specializes in assisting small- to medium-sized companies in strategy, financial planning, personnel and infrastructure for growth phases.
Among her higher profile clients was LifeLock, Inc. (NYSE: LOCK), where she served as their interim chief financial officer prior to their initial public offering.
Family Relationships

There is no family relationship between Ms. Hanrahan and any of the Company’s directors or officers.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

ITEM 7.01    REGULATION FD DISCLOSURE
On November 14, 2017, the Company issued a press release announcing the appointment of Ms. Hanrahan as set forth above.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Limitation on Incorporation by Reference.
In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.
Exhibit Number	Description
99.1	Press release dated November 14, 2017

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2017	AMMO, INC.

By: /s/ Fred W. Wagenhals
Fred W. Wagenhals Chief Executive Officer